GOLDMAN SACHS TRUST

Goldman Sachs Strategic Factor Allocation Fund

(the “Portfolio”)

Supplement dated November 22, 2016 to the

Prospectus dated May 31, 2016

At a meeting held on June 15-16, 2016, the Board of Trustees of Goldman Sachs Trust authorized the Portfolio to participate in a securities lending program under which The Goldman Sachs Trust Company d/b/a Goldman Sachs Agency Lending, an affiliate of Goldman Sachs Asset Management, L.P., the Portfolio’s investment adviser, serves as securities lending agent.

Accordingly, effective on or about December 1, 2016, the Portfolio’s Prospectus is revised as follows:

The following replaces in their entirety the headnotes to the “Investment Practices” table under “Investment Management Approach—Other Investment Practices and Securities” in the Portfolio’s Prospectus:

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

The following replaces in its entirety the third paragraph under the “Service Providers—Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs” section of the Portfolio’s Prospectus:

Under a securities lending program approved by the Portfolio’s Board of Trustees, the Portfolio may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Portfolio to the extent that the Portfolio engages in the securities lending program. For these services, the lending agent may receive a fee from the Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Portfolio’s portfolio investment transactions, in accordance with applicable law.

The following replaces in its entirety the sixth paragraph under “Taxation—Distributions” in the Portfolio’s Prospectus:

A percentage of the Portfolio’s dividends paid to corporate shareholders may be eligible for the corporate dividends received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

This Supplement should be retained with your Prospectus for future reference.

STRATFACALLENDSTK 11-16